Exhibit 99.2

PRO FORMA CONSOLIDATED FINANCIAL DATA

OF WORLD HEALTH ALTERNATIVES, INC. AND

PULSE HEALTHCARE STAFFING, INC.

The unaudited pro forma condensed combined financial data as of March 31, 2004, and for the three months ended March 31, 2004, and the twelve months ended December 31, 2003, give effect to World Health Alternatives, Inc.’s (“WHAI”) acquisition of the issued and outstanding shares of Pulse Healthcare Staffing, Inc.’s (“Pulse”) common stock. The stock purchase shall be referred to as the (“Acquisition”), accounted for under the “purchase” accounting method. The unaudited pro forma condensed combined financial data is based upon the historical consolidated financial statements of WHAI and Pulse under the assumptions and adjustments set forth in the notes to such pro forma financial data.

The unaudited pro forma condensed combined balance sheet at March 31, 2004 assumes that the Acquisition was consummated on March 31, 2004. The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2004 assumes that the Acquisition was consummated on January 1, 2004. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2003 assumes that the Acquisition was consummated on January 1, 2003. Both WHAI and Pulse have a fiscal year of December 31.

For purposes of presenting the unaudited pro forma condensed combined balance sheet data, Pulse’s assets and liabilities have been recorded at their estimated fair market values and the excess purchase price has been assigned to goodwill. The fair value of Pulse’s assets and liabilities are based on preliminary estimates. Upon completion of a detailed review of assets and liabilities, including intangibles, certain adjustments may be required to finalize the purchase accounting adjustments.

The unaudited pro forma condensed combined financial statement data may not be indicative of the results that actually would have occurred if the Acquisition of Pulse had been consummated on the dates indicated or that may be obtained in the future. The unaudited pro forma condensed combined financial statement data should be read in conjunction with the historical consolidated financial statements of WHAI and Pulse.

WORLD HEALTH ALTERNATIVES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED BALANCE SHEET DATA

MARCH 31, 2004

	HISTORICAL		PRO FORMA
	WHAI 3/31/04	PULSE 3/31/04	Adjustments		Combined 3/31/04
Cash	$48,284	$25,873	$—	(A)(B)(C)	$74,157
Receivables	759,816	1,790,402	—		2,550,218
Loan from shareholders	—	57,259	—		57,259
Other current assets	105,574	—	—		105,574

	913,674	1,873,534	—		2,787,208

Net fixed assets	114,944	162,866	—		277,810

Other assets	141,826	163,972	—		305,798

Intangible assets	3,070,203	—	5,885,954	(G)	8,956,157

Goodwill	744,147	—	13,710,966	(G)	14,455,113

	$4,984,794	$2,200,372	$19,596,920		$26,782,086

Payables	$85,158	$677,185	$—		$762,343
Accrued liabilities	215,804	1,189,726	—		1,405,530
Related party loan	25,000	—	—		25,000
Income taxes payable	13,484	—	—		13,484
Notes payable, Pulse	—	—	14,364,575	(F)	14,364,575
Notes payable, current	367,995	246,203	—		614,198

	707,441	2,113,114	14,364,575		17,185,130

Long-term debt	682,005	55,303	—		737,308

Common stock	2,574	10,000	(9,532	)(C)(D)(E)(H)	3,042

Paid in capital	3,723,659	—	5,263,832	(C)(D)(H)	8,987,491
(Deficit) retained earnings	(130,885)	21,955	(21,955	) (E)	(130,885)

	3,595,348	31,955	5,232,345		8,859,648

	$4,984,794	$2,200,372	$19,596,920		$26,782,086

(A)	Represents cash payment to seller ($1,560,000) and initial payment to former Pulse employees for release agreements ($1,000,000).
(B)	Represents required capital contribution by Controlling Management Shareholder ($560,000).
(C)	Represents exercise of Warrant #1 issued in connection with Private Placement of the Company’s securities in December 2003. This resulted in cash proceeds of ($2,000,000) from the warrant exercises with 3,333,330 of the Company’s common stock being issued
(D	Represents issuance of 200,000 shares of the Company’s restricted common stock (value $483,600) to certain shareholders of Pulse.
(E)	Represents the elimination of Pulse’s historic equity accounts.
(F)	Represents the remaining payments due to the former shareholders of Pulse ($13,364,575) and the remaining payments to former Pulse employees for release agreements ($1,000,000).
(G)	Represents allocation of purchase price to covenant not to compete – selling shareholders ($500,000), consultant database ($795,200), customer base ($3,381,754) and employment agreement ($1,209,000) and with the remainder ($13,710,966) allocated to goodwill.
(H)	Represents issuance of 1,150,000 shares of the Company’s restricted common stock (value $2,780,000) in conjunction with release agreements.

WORLD HEALTH ALTERNATIVES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS DATA

YEAR ENDED DECEMBER 31, 2003

	HISTORICAL		PRO FORMA
	WHAI 12/31/03	PULSE 12/31/03	Adjustments		Combined 12/31/03
Sales	$3,693,337	$20,326,850	$—		$24,020,187

Cost of sales	2,093,543	16,945,096	—		19,038,639

Gross profit	1,599,794	3,381,754	—		4,981,548
Selling, general & administrative	1,481,521	2,758,136	1,338,391	(A)	5,578,048

Income (loss) from operations	118,273	623,618	(1,338,391)		(596,500)

Other income (expenses):
Interest expense	(152,050)	(797,313)	—		(949,363)
Interest and other income	683	—	—		683

	(151,367)	(797,313)	—		(948,680)

Income (loss) before income taxes	(33,094)	(173,695)	(1,338,391)		(1,545,180)
Income tax benefit	(1,516)	—	—		(1,516)

Net income (loss)	$(31,578)	$(173,695)	$(1,338,391)		$(1,543,664)

Net per common share, Basic and diluted	$0.00				$(0.04)

Weighted average shares outstanding	37,609,013		4,683,330	(B)	42,292,343

(A)	Represents amortization covenant not to compete –shareholders over five years ($100,000/year), amortization of consultant database over five years ($159,040/year), amortization of customer base over five years ($676,351/year) and amortization of employment agreement over three years ($403,000/year for the first three years) .
(B)	Reflects issuance of 3,333,330 shares of common stock from exercise of Warrant #1 from December 2003 private placement of the Company’s securities to fund the acquisition of Pulse, 200,000 shares of common stock issued to Pulse shareholders and 1,150,000 shares of common stock issued as part of agreements with former Pulse employees.

WORLD HEALTH ALTERNATIVES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS DATA

THREE MONTHS ENDED MARCH 31, 2004

	HISTORICAL		PRO FORMA
	WHAI 3/31/04	PULSE 3/31/04	Adjustments		Combined 3/31/04
Sales	$1,680,745	$9,509,925	$—		$11,190,670

Cost of sales	1,015,293	7,690,617	—		8,705,910

Gross profit	665,452	1,819,308	—		2,484,760

Selling, general & administrative	840,449	1,046,303	(305,702	)(A)(B)	1,581,050

Income (loss) from operations	(174,997)	773,005	(305,702)		903,710

Other income (expenses):

Interest expense	(71,100)	(384,115)	—		(455,215)
Interest and other income	1,894	—	—		1,894

	(69,206)	(384,115)	—		(453,321)

Income (loss) before income taxes	(244,203)	388,890	305,702		450,389

Income tax provision	—	—	(143,531)		(143,531)

Net income (loss)	$(244,203)	$388,890	$162,171		$306,858

Net per common share, Basic and diluted	$(0.01)				$0.01

Weighted average shares outstanding	25,221,759		4,683,330	(D)	29,905,089

(A)	Represents amortization covenant not to compete –shareholders over five years ($25,000/quarter), amortization of consultant database over five years ($39,760/quarter), amortization of customer base over five years ($169,088/quarter) and amortization of employment agreements over three years ($100,075/quarter for the first three years).
(B)	Reflects elimination of redundant operations and consolidation of operations ($600,000)
(C)	Reflects provision for income taxes at 35% ($143,531)
(D)	Reflects issuance of 3,333,330 shares of common stock from exercise of Warrant #1 from December 2003 private placement of the Company’s securities to fund the acquisition of Pulse, 200,000 shares of common stock issued to Pulse shareholders and 1,150,000 shares of common stock issued as part of the agreements with former Pulse employees.